Exhibit 99.1

Subsidiary Business Highlights

NACCO Materials Handling Group Business Highlights

Leading Global Lift Truck Manufacturer

•	Leading market share positions with large installed population base

•	Comprehensive global product line undergoing significant redesign

•	Globally integrated operations with significant economies of scale

Leading Brands and Market Shares

Hyster® and Yale® are among the most recognized brands in the lift truck industry

•	One of the leading market share positions in the Americas, #3 worldwide (as of December 31, 2004)

•	Both brands more than 75 years in business

Strong heritage customer base in complementary market segments

•	Hyster® — large, heavy-duty applications

•	Yale® — lighter-duty and warehouse applications

2004 market share in Class I through V industrial lift trucks in the Americas of 27%

•	2004 global market share of 13%

•	Significant growth opportunities in Europe, Asia-Pacific and China

Comprehensive Product Line

•	Class 1: Electric counterbalanced rider trucks: 1 ton — 9 ton capacity

•	Class 2: Electric narrow aisle trucks: 1/2 ton — 6 ton capacity

•	Class 3: Electric hand trucks: 1/2 ton — 8 ton capacity

•	Class 4: Internal combustion engine counterbalanced trucks, cushion tire: 1 ton — 7 ton capacity

•	Class 5: Internal combustion engine counterbalanced trucks, pneumatic tire: 1 ton — 48 ton capacity

Global Scope of Operations

•	Click here to see NMHG global locations

Global Economies of Scale

•	Click here to see NMHG economies of scale strategy

Large Global Installed Population

•	Estimated 750,000 Hyster® and Yale® lift trucks in operation worldwide (as of December 31, 2004)

•	Large installed base provides barrier to entry and assures ongoing parts revenue

•	More than 65% of total parts for the Hyster® and Yale® installed base are captured by NMHG in the Americas market (as of December 31, 2004)

•	Comprehensive global proprietary and “all-makes” service parts program

•	Service parts result in recurring, higher-margin revenues

Experienced Management Team

•	Strong team of long-term NMHG managers and executives

•	Supplemented by professionals with management experience at leading industrial companies, such as Case, Toyota, Paccar and Cummins

Highly Professional Dealers

•	Strong, stable network of independent dealers in key U.S. markets

•	Global operations supplying both Hyster® and Yale® dealer networks

•	Independently owned and operated dealers with exclusivity

•	Defined sales territories

•	Company-owned dealers

•	Strong global distribution drives market share

Leading National Accounts Program

•	Industry-leading, direct-sales national accounts program

•	Over 200 national accounts in a wide range of industries (as of December 31, 2004)

•	Key exclusive accounts, including Costco stores, Lowe’s stores, Saturn and GM (North America, China, Brazil)

•	Industry-leading capabilities in fleet management and financial services in key markets

•	Growing global account program

Diversified Customer Base

•	NMHG markets industrial lift trucks into over 600 different end-user applications in 900 industries (as of December 31, 2004)

•	Top 10 customers accounted for approximately 13% of 2004 unit sales

Hamilton Beach/Proctor-Silex Business Highlights

Leading Brands and Market Shares

•	#1 market share in U.S. and Canada in small electric kitchen and garment care appliances (as of December 31, 2004)

•	#1 and #2 market share positions in more product categories than any other company in the U.S. small kitchen appliance industry (as of December 31, 2004)

•	#1 market share of commercial blenders and spindle mixers (as of December 31, 2004)

•	#1 market share in odor eliminators within the home health segment (as of December 31, 2004)

•	Recent entry into high-end market with Hamilton Beach® Eclectrics™ brand

•	New low-end Traditions by Proctor Silex™ brand protects heritage of other brands

Most Comprehensive Product Line

•	Automatic Drip Coffee Makers

•	Blenders

•	Can Openers

•	Carafes

•	Coffee Mills

•	Deep Fryers

•	Drink Mixers

•	Electric Knives

•	Espresso/Cappuccino Makers

•	Fifth Burners

•	Food Choppers

•	Food Processors

•	Griddles

•	Hand Blenders

•	Hand Mixers

•	Hot Pots

•	Indoor Grills

•	Ice Cream Makers

•	Ice Shavers

•	Ice Tea Makers

•	Irons

•	Juice Extractors

•	Juicers

•	Kettles

•	Percolators

•	Rice Cooker/Food Steamers

•	Roaster Ovens

•	Rotisseries

•	Skillets

•	Slow Cookers

•	Stand Mixers

•	Toasters

•	Toaster Ovens

•	Travel Irons/Steamers

•	Coffee Urns

•	Waffle Bakers

Strong Retailer Relationships

•	Approximately 1,500 active accounts

•	Has been named Category Captain at Wal-Mart, Kmart and 21 other accounts and has throughout the years received Vendor-of-the-Year awards at Wal-Mart, Target, Kmart and others

Low Cost Producer

•	Recent plant and production facility restructuring and increased outsourcing enhance low cost position

•	Industry-leading working capital management

Strong Supplier Relationships

•	Source finished products through more than 20 Chinese suppliers, typically with a lead supplier for each product category

•	Working with multiple suppliers allows HB/PS to bring a wide variety of products to market quickly

Experienced Management Team

•	Senior management team averages more than 10 years of experience at HB/PS and more than 20 years of relevant experience

•	Highly professional team with significant tenure at HB/PS, as well as experience from industry-leading consumer companies, including General Electric Co. (UK), Fuji Film, Young & Rubicam and Cooper Tire

Increasing Number of Innovative Products

Hamilton Beach® BrewStation™ Coffee maker

•	Breakthrough new product

•	The #1 selling coffee maker product family in America (as of December 31, 2004)

•	Driven significant high-margin growth

Hamilton Beach® Contact Grill

•	One of the best-selling grills in several top retailers in 2004

•	Revolutionized the category with removable grids

Hamilton Beach® Commercial Blender

•	Six programmed blending cycles

•	Gaining key restaurant and bar business

•	For smoothies, frappes, milk shakes, daiquiris, soups, salsas, and more

TrueAir® Plug-Mount® Odor Eliminator

•	HB/PS invented the category

Kitchen Collection Business Highlights

Successful, Proven Format

•	Well-tested Kitchen Collection format has helped KCI become the leading retailer of kitchenware in outlet malls, with 188 stores (as of December 31, 2004)

Gadgets & More™ Store Format

•	New stores located in enclosed malls focused on high-margin gadgets

•	Gadgets deliver high margins and are small items that take up little shelf space

•	Seven Gadgets & More™ stores still in test mode in order to optimize profitability (as of December 31, 2004)

•	Potential market of over 500 enclosed malls nationwide

Continuous Improvement

•	Kitchen Collection has developed specific approaches over time to improve the three main retail performance drivers

o Number of customer visits

o Percentage of visitors who purchase

o Average dollar amount of sales

•	KCI continually tests and implements new approaches to further improve these key drivers

Disciplined Overhead Management

•	Small home office staff provides merchandising expertise, accounting, information systems and oversight

•	Minimum number of full-time employees at store level

SKU Profitability Optimization

•	Economic Value Income (EVI) business tool helps achieve the greatest possible return per cubic foot of retail space by optimizing product mix and space allocation

Leading Brand Names

•	KCI sells Hamilton Beach® and Proctor Silex® kitchen electrics, including close-out and excess inventory items from HB/PS

•	Other top brands sold by KCI include Kitchen Aid, WearEver and OXO

•	KCI also exclusively sells Hamilton Beach®- and Proctor Silex®- branded non-electric gadgets, bakeware and cookware

Efficient Supply Chain

•	Recent warehouse upgrade allows higher throughput in same space

•	Many high-volume products ship directly to store locations from U.S.-based vendors

North American Coal Corporation Business Highlights

Coal Production Overview

Coal fuels about 50% of the country’s electrical generation

•	Nuclear 20%

•	Hydroelectric 7%

•	Fuel Oil 2%

•	Biomass 2%

•	Other 1%

The country’s abundant recoverable coal reserves of over 269 billion tons help to provide a lower-cost energy source and U.S. energy independence

•	Coal production in the U.S. in 2004 was approximately 1.1 billion tons

•	Coal is one of the lowest cost fuels for base-load electric power generation, considerably less expensive than natural gas or oil

•	Natural gas prices are likely to continue to stay high due to domestic supply limitations

Energy sector shows moderate growth, but growth could be higher in coal industry if natural gas prices stay high and coal gasification technology continues to develop

•	New technologies, including coal gasification, show promise in cost-effectively reducing emissions

NAC Focuses on Lignite Coal

NAC is the nation’s largest miner of lignite coal and the 7th largest coal producer nationwide as of December 31, 2004, delivering 34.4 million tons of lignite coal in 2004

NAC has 2.4 billion tons of lignite coal reserves, including unconsolidated project mining operations, of which 1.3 billion tons are committed to current customers (as of December 31, 2004)

Click on the diagram at right to see a comparison of lignite coal to other types of coal

Diverse Mining Locations

Click on the map at right to see NAC’s mine locations

Dependable Financial Performance

•	Steady operating income and cash flow before financing activities

•	High returns on equity

Minimal Exposure to Coal Prices

•	Contracts structured to minimize exposure to fluctuations in coal prices

•	Long-term agreements establish mining services NAC will perform and mechanisms for compensation

Stable Operating Income Streams

Three Unconsolidated Project Mining Operations (North Dakota and Texas)

•	Cost plus profit per ton with incentive agreements

•	Modest up front equity investment by NAC

•	Debt financing guaranteed by utility customer; non-recourse to NAC; no coal market price risk

•	Long-term contracts (2020-2037)

•	2004 deliveries, 27.1 million tons

Three Consolidated Mining Operations (Louisiana, Texas and Mississippi)

•	Fixed price with cost escalator negotiated up front

•	NAC assumes operating risks; greater initial capital investment and greater profit opportunity

•	Financing shifted to NAC

•	Long-term contracts (2007-2030)

•	2004 deliveries, 7.3 million tons

Three Limerock Dragline Mining Operations (Florida)

•	Fixed fee per cubic yard of limerock removed from quarry, including annual price escalator

•	2004 deliveries, 18.9 million cubic yards

Outstanding Mining Skills

•	Use of technology to increase efficiency

•	Award-winning environmental protection and safety record

Future Mining Project Potential

•	Potential for further lignite mining projects

•	Potential for additional limerock dragline mining projects

•	Potential for mining other natural resources

Coal Gasification Project Potential

•	Member of coalition developing federally funded, low-emissions power plant initiative called FutureGen

•	Working on own power plant vision called FlexGen, incorporating coal gasification and fuel cells